EXHIBIT 10.1

                                                                  EXECUTION COPY


                    AMENDMENT NO. 1 AND AGREEMENT  dated as of February 10, 2005
                 (this  "Amendment"),  to  the  Credit  Agreement  (the  "Credit
                         ---------                                       -------
                 Agreement")  dated as of  February  9, 2004,  among  CENTENNIAL
                 ---------
                 CELLULAR OPERATING CO. LLC, as Borrower; CENTENNIAL PUERTO RICO OPERATIONS CORP., as PR Borrower; CENTENNIAL COMMUNICATIONS CORP., as a Guarantor; the other Guarantors party thereto; each of the lenders from time to time party thereto (individually, a "Lender" and, collectively, the "Lenders"); CREDIT SUISSE FIRST
                 -------                          -------
                 BOSTON, as joint lead arranger and administrative agent (in such capacity, "Administrative Agent"); LEHMAN BROTHERS, INC.,
                                  --------------------
                 as joint lead arranger; LEHMAN COMMERCIAL PAPER, INC., as syndication agent (in such capacity, "Syndication Agent"); and
                                                        -----------------
                 MERRILL LYNCH CAPITAL CORPORATION and GOLDMAN SACHS CREDIT PARTNERS L.P., as co-documentation agents.

              A. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

              B. Borrower and PR Borrower have requested that the Credit Agreement be amended to, among other things, provide for New Term Loans (as defined below), the proceeds of which will be used to repay in full all currently outstanding Term Loans.

              C. Each Lender with outstanding Term Loans (each an "Existing Term
                                                                   -------------
Loan Lender") will be afforded the  opportunity to acquire New Term Loans on the
-----------
First Amendment Effective Date (as defined below) in an aggregate principal amount equal to the aggregate principal amount of the outstanding Term Loans of such Existing Term Loan Lender on the First Amendment Effective Date. Each Lender that executes and delivers a signature page to this Amendment under the caption "Continuing Lender" (a "Continuing Lender") will be deemed to have
          ------------------
agreed to the terms of this Amendment and to have so acquired New Term Loans in such aggregate principal amount, in each case upon the effectiveness of this Amendment on the First Amendment Effective Date. Each Existing Term Loan Lender that does not execute and deliver a signature page to this Amendment at or prior to 5:00 p.m. New York City time on February 4, 2005 (each such Existing Term Loan Lender, a "Departing Lender") will be deemed not to have agreed to this
                  -----------------
Amendment, and Borrower and PR Borrower will repay or cause to be repaid the outstanding principal amount of such Existing Term Loan Lender's Term Loans upon the effectiveness of this Amendment on the First Amendment Effective Date. The Existing Term Loans (as defined below) originally extended to PR Borrower shall be exchanged for New Term Loans extended to PR Borrower in the same principal amount.

              D. Each Person (other than a Continuing Lender in its capacity as such or a Departing Lender) that agrees to make New Term Loans (each, an "Additional Lender") will, on the First Amendment Effective Date, make such New
 ------------------
Term Loans to Borrower and PR Borrower in the manner contemplated by Section 3 hereof. The cash proceeds to Borrower and PR Borrower of any such New Term Loans will be used solely to repay in full the outstanding principal amount of the Loans outstanding on the First Amendment Effective Date just prior to the effectiveness of the First Amendment ("Existing Term Loans") of Departing
                                          ---------------------
Lenders. The Existing Term Loans of Continuing Lenders shall be deemed to have been repaid in full upon the exchange thereof for New Term Loans in the same aggregate principal amount on the First Amendment Effective Date.

              E. The Majority Lenders are willing to so amend the Credit Agreement, and the Continuing Lenders and the Additional Lenders are willing to so acquire and make, respectively, New Term Loans as contemplated hereby, in each case on the terms and subject to the conditions of this Amendment and the Credit Agreement, as amended hereby.

              Accordingly, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

              SECTION 1. Amendment of the Credit Agreement. The Credit Agreement
                         ----------------------------------
is hereby amended, effective as of the First Amendment Effective Date, as follows:

                 (a)  Amendment  of  Section  1.01.  Section  1.01 of the Credit
                      -----------------------------
Agreement is hereby amended by

                    (i) inserting  the  definitions  of the  following  terms in appropriate alphabetical order therein:

               "First  Amendment"  shall mean  Amendment  No. 1 and Agreement to
                ----------------
          this Agreement dated as of February 10, 2005.

               "First Amendment  Effective Date" shall have the meaning provided
                -------------------------------
          in the First Amendment.

               "New Term  Loans"  shall  mean the Loans  made or deemed  made to
                ---------------
          Borrower and PR Borrower on the First Amendment Effective Date pursuant to Section 3 of the First Amendment. On the First Amendment Effective Date, the aggregate outstanding principal amount of the New Term Loans shall be $595,500,000.

               "Parent Subordinated Notes" shall mean senior subordinated notes
                -------------------------
          or subordinated notes of Parent that are subordinated to the Guarantee of Parent with respect to the Obligations on terms reasonably satisfactory to the Administrative Agent and that are not guaranteed by any of Parent's subsidiaries, the terms of which do not require any cash payments (whether in respect of principal, interest, redemption or repurchase) to be made thereon or in respect thereof (other than any upfront, agency or similar fees or payments upon Changes of Control or asset sales that customarily permit holders of high-yield securities to demand the immediate repayment or redemption of such securities) at any time prior to the date that is five years after the date on which such Indebtedness is issued unless, at the time of such payment and after giving effect thereto, (a) the Total Leverage Ratio is less than or equal to 4.0:1.0 and (b) the Interest Coverage Ratio is greater than or equal to 2.5:1.0.

                    (ii) amending and  restating  the  definition of each of the following terms in Section 1.01 of the Credit Agreement in their entirety to read as follows:

               "Applicable  Margin"  shall  mean,  on any date,  (i) for any ABR
                ------------------
          Revolving Credit Loan,  2.25% per annum,  (ii) for any LIBOR Revolving
                                        --- -----
          Credit Loan,  3.25% per annum,  (iii) for any ABR Term Loan, 1.25% per
                              --- -----                                      ---
          annum, and (iv) for any LIBOR Term Loan, 2.25% per annum.
          ------                                         --- -----

               "PIK Notes" shall mean Indebtedness of Parent or any Consolidated
                ---------
          Subsidiary the terms of which do not require any cash payments (whether in respect of principal, interest, dividends, redemption or repurchase) to be made thereon or in respect thereof (other than any upfront, agency or similar fees) at any time on or prior to the date that is five years after the date on which such Indebtedness is issued (other than upon a Change of Control or asset sales that customarily permit holders of high-yield securities to demand the immediate repayment or redemption of such securities) unless, at the time of such payment and after giving effect thereto, (a) the Total Leverage Ratio is less than or equal to 4.0:1.0 and (b) the Interest Coverage Ratio is greater than or equal to 2.5:1.0.

               "Term Loans" shall mean, unless the context  otherwise  requires,
                ----------
          the New Term Loans.

                    (iii) in the definition of "Additional Notes", (a) inserting
                                                ----------------
               the words "except in the case of Parent Subordinated Notes" immediately before the word "may" in clause (a)(y) thereof, (b) deleting the word "and" immediately before clause (d) thereof and inserting "," and (c) inserting the words "and (e) Parent Subordinated Notes" at the end of clause (d) thereof.

                    (iv) in the definition of "Excess Cash Flow",  (a) inserting
                                               ----------------
               the words "and, at the option of Parent exercised in writing upon delivery to the Administrative Agent of the Officer's Certificate required by Section 2.10(a)(v), all or any portion of the Subordinated Notes" after the words "other than Loans" and inside the parenthetical in clause (B)(ii)(B) thereof and (b) inserting the parenthetical "(other than, at the option of Parent exercised in writing upon delivery to the Administrative Agent of the Officer's Certificate required by Section 2.10(a)(v), all or any portion of the Subordinated Notes)" after "(8)" in clause (B)(xi) thereof;

                    (v) in the definition of "Non-Cash Pay Disqualified  Stock",
                                              --------------------------------
               inserting the words "unless, at the time of such payment and after giving effect thereto, (a) the Total Leverage Ratio is less than or equal to 4.0:1.0 and (b) the Interest Coverage Ratio is greater than or equal to 2.5:1.0" after the first use of the word "dividends";

                    (vi) in the  definition  of  "Parent's  Share of Excess Cash
                                                  ------------------------------
               Flow",  inserting the words ", Parent  Subordinated  Notes" after
               ----
               the first use of the words "PIK Notes"; and

                    (vii) in the definition of "Permitted Investments", deleting
                                                ---------------------
               the words "or (f)" appearing in the sixteenth line thereof and replacing them with the following: "(f) investments in so-called "auction rate" securities rated AA or higher by S&P or Aa2 or higher by Moody's and which have a reset date not more than 365 days from the date of acquisition thereof; or (g)".

               (b) Amendment of Section  2.08(a).  Section 2.08(a) of the Credit
                   ------------------------------
          Agreement is amended by deleting the second reference to the words "Closing Date" and replacing them with the words "First Amendment Effective Date".

               (c)  Amendment  of  Section  2.09.  Section  2.09  of the  Credit
                    -----------------------------
          Agreement is amended by adding the following new paragraph at the end of such Section:

               In the event that, prior to the first anniversary of the First Amendment Effective Date, any Term Loan Lender receives a Repricing Prepayment (as defined below), then, at the time thereof, Borrower and PR Borrower shall pay to such Term Loan Lender a prepayment premium equal to 1.0% of the amount of such Repricing Prepayment. As used herein, with respect to any Term Loan Lender, a "Repricing Prepayment"
                                                           --------------------
          is the amount of principal of the Term Loans of such Term Loan Lender that is prepaid by Borrower and/or PR Borrower pursuant to this
          Section 2.09 substantially concurrently with the incurrence by any Company of new term loans (whether pursuant to an Incremental Term

          Facility or otherwise) that have interest rate margins lower than the Applicable Margin then in effect for the Term Loans so prepaid.

               (d) Amendment of Section  3.01(b).  Section 3.01(b) of the Credit
                   ------------------------------
          Agreement is amended by deleting the "Amortization Payments" table in its entirety and replacing it with the following:

                              AMORTIZATION PAYMENTS

                DATE*

                February 2005.....................           1,500,000
                May 2005..........................           1,500,000
                August 2005.......................           1,500,000
                November 2005.....................           1,500,000
                February 2006.....................           1,500,000
                May 2006..........................           1,500,000
                August 2006.......................           1,500,000
                November 2006.....................           1,500,000
                February 2007.....................           1,500,000
                May 2007..........................           1,500,000
                August 2007.......................           1,500,000
                November 2007.....................           1,500,000
                February 2008.....................           1,500,000
                May 2008..........................           1,500,000
                August 2008.......................           1,500,000
                November 2008.....................           1,500,000
                February 2009.....................           1,500,000
                May 2009..........................           1,500,000
                August 2009.......................           1,500,000
                November 2009.....................           1,500,000
                February 2010.....................           1,500,000
                August 2010.......................         282,000,000
                Term Maturity Date (February 9, 2011)      282,000,000
                                           -----------
                                         $  595,500,000
------------
* Unless otherwise indicated, such date is the last Business Day of the specified month.

               (e) Amendment of Section  9.08(n).  Section 9.08(n) of the Credit
                   ------------------------------
          Agreement is amended by (i) deleting the words "provided further, that
                                                          -------- -------
          the principal amount of PIK Notes and the face amount of Non-Cash Pay Disqualified Stock issued pursuant to this Section 9.08(n) shall not exceed $100.0 million in the aggregate at any time outstanding;", (ii) inserting the words "or Parent Subordinated Notes" immediately after the words "PIK Notes" in the proviso immediately following the proviso referenced in clause (i) hereof and (iii) inserting the words ", Parent Subordinated Notes" after the last two uses of the words "PIK Notes" appearing in Section 9.08(n).

               (f) Amendment of Section  9.10(b)(x).  Section  9.10(b)(x) of the
                   ---------------------------------
          Credit Agreement is amended by (i) inserting the words "or Parent Subordinated Notes" after the first use of the words "PIK Notes" and
          (ii) inserting the words ", Parent Subordinated Notes" after the second use of the words "PIK Notes".

               (g) Amendment of Section  9.22(a).  Section 9.22(a) of the Credit
                   ------------------------------
          Agreement is amended by (i) deleting the words "$200.0 million" and replacing them with the words "$320.0 million", (ii) inserting the words ", Parent Subordinated Notes" after the first use of the words "PIK Notes" and (iii) inserting the words ", Parent Subordinated Notes" after the second use of the words "PIK Notes".

               SECTION 2.  Representations  and Warranties.  To induce the other
                           --------------------------------
          parties hereto to enter into this Amendment, each Obligor represents and warrants to the Creditors that, at and as of the First Amendment Effective Date:

               (a) This Amendment has been duly and validly executed and delivered by each Obligor, and each of (i) the Credit Agreement and
          (ii) this Amendment constitutes its legal, valid and binding obligation, enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws of general applicability from time to time in effect affecting the enforcement of creditors' rights and remedies and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

               (b) The representations and warranties set forth in Section 8 of the Credit Agreement and the other Credit Documents are, both prior to and after giving effect to this Amendment, true and correct in all material respects on and as of the First Amendment Effective Date with the same effect as though made on and as of the First Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).

               (c)  No  Default  or  Event  of  Default  has   occurred  and  is
          continuing.

               SECTION  3.  New  Term  Loans.  (a)  Subject  to  the  terms  and
                            -----------------
          conditions set forth herein, as of the First Amendment Effective Date,
          (i) each Continuing Lender agrees to exchange its Existing Term Loans for New Term Loans of like outstanding principal amount and (ii) each Additional Lender agrees to make New Term Loans to Borrower and PR Borrower in amounts equal to the amount of New Term Loans such Person commits to make on the First Amendment Effective Date as set forth on the signature page to this Amendment. Notwithstanding anything herein or in the Credit Agreement to the contrary, the aggregate principal amount of the New Term Loans to be outstanding on the First Amendment Effective Date shall not exceed the aggregate principal amount of the Existing Term Loans outstanding immediately prior to the First Amendment Effective Date. For purposes hereof, a Person shall become an Additional Lender and a party to the Credit Agreement by executing and delivering to the Administrative Agent, on or prior to the First Amendment Effective Date, a signature page to this Amendment setting forth the amount of New Term Loans such Person commits to make on the First Amendment Effective Date.

               (b) Each Continuing Lender shall be deemed to have acquired its New Term Loans on the First Amendment Effective Date in exchange for its Existing Term Loans. Each Additional Lender shall fund the proceeds of its New Term Loans to the Administrative Agent on the First Amendment Effective Date, in the manner contemplated by the Credit Agreement (including Section 2.02 thereof). Borrower and PR Borrower hereby irrevocably direct the Administrative Agent pursuant to Section 2.09 of the Credit Agreement to apply all proceeds of the New Term Loans received hereunder promptly upon the receipt thereof to prepay the outstanding Existing Term Loans of Departing Lenders. The commitments of the Additional Lenders and the exchange undertakings of the Continuing Lenders are several and no such Lender shall be responsible for any other Lender's failure to make or acquire by exchange any New Term Loans.

               (c) The obligations of each Continuing Lender and each Additional Lender to acquire or make New Term Loans on the First Amendment
          Effective Date are subject to the satisfaction of the following conditions:

                    (i) the Administrative  Agent shall have received (A) a copy of the certificate or articles of incorporation (or comparable Organic Document), including all amendments thereto, of each Obligor, certified as of a recent date by the Secretary of State (or comparable Governmental Authority) of the jurisdiction of its organization (or an Officer's Certificate of Parent certifying that there has been no change thereto since the last such documents delivered to the Administrative Agent); (B) a certificate of the Secretary, Assistant Secretary or other Senior Officer of each Obligor dated the First Amendment Effective Date and certifying (w) that attached thereto is a true and complete copy of the by-laws (or comparable Organic Document) of such Obligor as in effect on the First Amendment Effective Date (or that there has been no change thereto since the last such documents delivered to the Administrative Agent), (x) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Obligor, or comparable actions taken by the applicable Person or Persons with respect to such Obligor, authorizing the execution, delivery and performance of this Amendment and, in the case of Borrower and PR Borrower, the borrowings hereunder, and that such resolutions (or comparable actions) have not been modified, rescinded or amended and are in full force and effect and (y) as to the incumbency and signature of each officer executing any Credit Document or any other document delivered in connection herewith on behalf of such Obligor; (C) a certificate of another officer as to the incumbency and signature of the Secretary, Assistant Secretary or other Senior Officer executing the certificate pursuant to clause
               (ii) above; and (D) such other documents as the Lenders, the Issuing Lender or Administrative Agent may reasonably request;

                    (ii) the Administrative Agent shall have received a certificate, dated the First Amendment Effective Date and signed by a Senior Officer of Parent, confirming compliance with the conditions precedent set forth in Section 7.01(i) of the Credit Agreement;

                    (iii) Administrative Agent shall have received, on behalf of itself, the other Agents, the Lenders and the Issuing Lender, a written opinion of (A) Gibson, Dunn & Crutcher LLP, special New York counsel for Parent, Borrower and PR Borrower, substantially to the effect set forth in Exhibit A-1 hereto and (B) Tony L. Wolk, General Counsel of Parent, Borrower and PR Borrower, substantially to the effect set forth in Exhibit A-2 hereto, in each case dated the First Amendment Effective Date, addressed to the Issuing Lender, Agents and the Lenders and covering such other matters as Administrative Agent shall reasonably request. Parent, Borrower and PR Borrower hereby request such counsel to deliver such opinions; and

                    (iv) the conditions to  effectiveness  of this Amendment set forth in Section 4 hereof shall have been satisfied.

               (d) Notwithstanding anything in the Credit Agreement to the contrary, all New Term Loans acquired or made on the First Amendment Effective Date will be in the amounts and have initial Interest Periods ending on the same dates as the Interest Periods applicable to the Existing Term Loans. Notwithstanding anything herein or in the Credit Agreement to the contrary, and without any requirement to give notice under Section 4.05 of the Credit Agreement, for the period from the First Amendment Effective Date to the expiration of the respective initial Interest Periods for the New Term Loans, the LIBOR Rate applicable to the New Term Loans shall be the same rate that applied to the Existing Term Loans with an Interest Period ending on the same dates. Neither Borrower nor PR Borrower shall be required to make any payments to Continuing Lenders under Section 5.05 of the Credit Agreement in respect of the exchange of Existing Term Loans on the First Amendment Effective Date for New Term Loans.

               (e) On the First Amendment Effective Date, Borrower and PR Borrower shall apply the cash proceeds (if any) of the New Term Loans and such other amounts as may be necessary to (i) prepay in full all Existing Term Loans (other than those that are exchanged for New Term Loans as provided herein), (ii) pay all accrued and unpaid interest on all Existing Term Loans to but excluding the First Amendment Effective Date, and (iii) pay to each Departing Lender all amounts (if any) payable pursuant to Section 5.05 of the Credit Agreement as a result of the prepayment of such Lender's Existing Term Loans on the First Amendment Effective Date.

               (f) The Majority Lenders and the Continuing Lenders hereby waive the requirements of Sections 2.02, 2.09, 3.02, 4.01, 4.02 and 4.05 of the Credit Agreement, to the extent that they relate to the borrowings and prepayments contemplated by this Amendment. Notwithstanding that the Existing Term Loans shall be refinanced in full on the First Amendment Effective Date, the provisions of the Credit Agreement with respect to indemnification, reimbursement of costs and expenses, increased costs and break funding payments (other than as set forth in Section 3(d) above) will continue in full force and effect with respect to, and for the benefit of, each Existing Term Loan Lender in respect of such Lender's Existing Term Loans existing under the Credit Agreement prior to the First Amendment Effective Date.

               SECTION 4.  Effectiveness  of  Amendment.  This  Amendment  shall
                           -----------------------------
          become  effective  as of  February  10,  2005  (the  "First  Amendment
                                                                ----------------
          Effective Date") on the date on which the Administrative Agent (or its
          --------------
          counsel) shall have received counterparts of this Amendment that, when taken together, bear the signatures of (a) Parent, (b) Borrower, (c) PR Borrower, (d) the Majority Lenders, (e) each of the Continuing Lenders and (f) to the extent there are Departing Lenders, each of the Additional Lenders.

               SECTION 5. Effect of  Amendment.  Except as  expressly  set forth
                          ---------------------
          herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Obligor to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby. This Amendment (and each agreement relating hereto and delivered in connection herewith) shall constitute a "Credit Document" for all purposes of the Credit Agreement and the other Credit Documents.

               SECTION 6. Reaffirmation.  Each of Parent,  Borrower, PR Borrower
                          --------------
          and the Guarantors, by its signature below, hereby (i) consents to this Amendment and the transactions contemplated hereby, (ii) agrees that, notwithstanding the effectiveness of this Amendment, the Security Agreement and each of the other Security Documents continue to be in full force and effect and (iii) affirms and confirms its Guarantee of the Obligations and the pledge of and/or grant of a security interest in its assets as Collateral to secure such

          Obligations, all as provided in the Credit Documents as originally executed, and acknowledges and agrees that such Guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, the Obligations under the Credit Agreement and the other Credit Documents.

               SECTION  7.  Costs  and  Expenses.  The  Obligors,   jointly  and
                            ---------------------
          severally, agree to reimburse the Administrative Agent and the Syndication Agent for all reasonable out-of-pocket costs and expenses incurred in connection with this Amendment in accordance with the Credit Agreement, including the reasonable fees, disbursements and other charges of counsel to the extent provided for in Section 12.03 of the Credit Agreement.

               SECTION 8. Counterparts. This Amendment may be executed by one or
                          -------------
          more of the parties to this Amendment on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

               SECTION  9.  GOVERNING  LAW.  THIS  AMENDMENT  AND THE RIGHTS AND
                            ---------------
          OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

               SECTION 10.  Headings.  The  headings of this  Amendment  are for
                            ---------
          purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                [Remainder of this page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                          CENTENNIAL COMMUNICATIONS CORP.,
                                                 By   /s/ Patrick T. Kameen
                                                   ---------------------------
                                                     Name:  Patrick T. Kameen
                                                     Title: VP, Treasurer


                                          CENTENNIAL CELLULAR OPERATING CO. LLC,
                                                 By   /s/ Patrick T. Kameen
                                                   ---------------------------
                                                     Name:  Patrick T. Kameen
                                                     Title: VP, Treasurer


                                          CENTENNIAL PUERTO RICO OPERATIONS
                                          CORP.,
                                                 By   /s/ Patrick T. Kameen
                                                   ---------------------------
                                                     Name:  Patrick T. Kameen
                                                     Title: VP, Treasurer

                                          EACH OTHER GUARANTOR SET FORTH ON
                                          SCHEDULE I,
                                                 By   /s/ Patrick T. Kameen
                                                   ---------------------------
                                                     Name:  Patrick T. Kameen
                                                     Title: Authorized Signatory

                                          CREDIT SUISSE FIRST BOSTON, acting
                                          through its Cayman Islands Branch,
                                          individually as a Lender, as a
                                          Continuing Lender, as an Additional
                                          Lender and as Administrative Agent,

                                                 By   /s/ Richard Carey
                                                   ---------------------------
                                                     Name:  Richard Carey
                                                     Title: Managing Director

                                                 By   /s/ Dana Klein
                                                   ---------------------------
                                                     Name:  Dana F. Klein
                                                     Title: Managing Director

                                          Principal Amount of Outstanding
                                          Existing Term Loans:

                                          $------------------


                                          New Term Loan Commitment:

                                          $------------------

                                          LEHMAN COMMERCIAL PAPER, inc.,
                                          individually as a Lender, as a
                                          Continuing Lender and as Syndication
                                          Agent,

                                                 By   /s/ Frank P. Turner
                                                   ---------------------------
                                                     Name:  Frank P. Turner
                                                     Title: Vice President



                                          Principal Amount of Outstanding
                                          Existing Term Loans:

                                          $
                                           ------------------

                                          SIGNATURE PAGE TO AMENDMENT NO. 1 AND
                                          AGREEMENT TO THE CENTENNIAL CREDIT
                                          AGREEMENT DATED AS OF FEBRUARY 9, 2004


To approve Amendment as a
Continuing Lender:
                                          Name of Institution:

                                          ---------------------------,
                                          as a Continuing Lender,

                                          by
                                            ---------------------------
                                            Name:
                                            Title:



                                          Principal Amount of Outstanding
                                          Existing Term Loans:

                                          $------------------

                                          SIGNATURE PAGE TO AMENDMENT NO. 1 AND
                                          AGREEMENT TO THE CENTENNIAL CREDIT
                                          AGREEMENT DATED AS OF FEBRUARY 9, 2004


To approve Amendment as a
Revolving Credit Lender with no
change to the economic terms of
the Revolving Credit
Commitments or Revolving
Credit Loans:
                                          Name of Institution:

                                          ---------------------------,
                                          as a Revolving Credit Lender,

                                          by
                                            ---------------------------
                                            Name:
                                            Title:

                                                                      Schedule I

                                   GUARANTORS
                                   ----------

Bauce Communications, Inc.
Bauce Communications of Beaumont, Inc.
Centennial Beauregard Cellular LLC
Centennial Beauregard Holding Corp.
Centennial Benton Harbor Cellular Corp.
Centennial Benton Harbor Holding Corp.
Centennial Caldwell Cellular Corp.
Centennial Caribbean Holding Corp.
Centennial Cellular Operating Co. LLC
Centennial Cellular Telephone Company of Del Norte Centennial Cellular Telephone Company of Lawrence Centennial Cellular Telephone Company of San Francisco Centennial Cellular Tri-State Operating Partnership Centennial Claiborne Cellular Corp. Centennial Clinton Cellular Corp.
Centennial Communications Corp.
Centennial Dominican Republic Holding Corp.
Centennial Florida Switch Corp.
Centennial Hammond Cellular LLC
Centennial Iberia Holding Corp.
Centennial Jackson Cellular Corp.
Centennial Jamaica Infochannel Holding Corp.
Centennial Lafayette Cellular Corp.
Centennial Lafayette Communications LLC
Centennial Louisiana Holding Corp.
Centennial Mega Comm Holding Corp.
Centennial Michiana License Company LLC
Centennial Michigan RSA 6 Cellular Corp.
Centennial Michigan RSA 7 Cellular Corp.
Centennial Morehouse Cellular LLC
Centennial Puerto Rico Holding Corp. II
Centennial Puerto Rico License Corp.
Centennial Puerto Rico Operations Corp.
Centennial Randolph Cellular LLC
Centennial Randolph Holding Corp.
Centennial Southeast License Company LLC
Centennial USVI Operations Corp.
Century Beaumont Cellular Corp.
Century Cellular Realty Corp.
Century Elkhart Cellular Corp.
Century Indiana Cellular Corp.
Century Michiana Cellular Corp.
Century Michigan Cellular Corp.
Century South Bend Cellular Corp.

Elkhart Cellular Telephone Company
Elkhart Metronet Inc.
Lafayette Cellular Telephone Company
Mega Comm LLC
Michigan Metronet Inc.
San Francisco Subsidiary Corp.
South Bend Metronet, Inc.